NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

DXP ENTERPRISES REPORTS THIRD QUARTER 2022 RESULTS

•$387.3 million in sales, a 5.3 sequential and 33.8 percent year-over-year increase
•Net income of $13.9 million versus $7.1 million compared to Q3 2021
•GAAP diluted EPS of $0.71
•Non-GAAP diluted EPS of $0.78
•$34.3 million in earnings before interest, taxes, depreciation & amortization and other non-cash charges ("Adjusted EBITDA")
•Closed the acquisition of Sullivan Environmental Technologies, Inc.

Houston, TX – November 9, 2022 – DXP Enterprises, Inc. (NASDAQ: DXPE) today announced financial results for the third quarter ended September 30, 2022. The following are results for the three and nine months ended September 30, 2022, compared to the three and nine months ended September 30, 2021 and sequentially for the three months ended June 30, 2022, where appropriate. A reconciliation of the non-GAAP financial measures can be found in the back of this press release.

Third Quarter 2022 financial highlights:

•Sales increased 33.8 percent to $387.3 million, compared to $289.5 million for the third quarter of 2021 and 5.3 percent compared to the second quarter of 2022.
•Earnings per diluted share for the third quarter were $0.71 based upon 19.7 million diluted shares, compared to earnings of $0.36 per share in the third quarter of September 30, 2021, based on 19.6 million diluted shares. Excluding one-time non-cash charges of $1.2 million, earnings per diluted share was $0.78, assuming a 25.1 percent tax rate.
•Net income for the third quarter was $13.9 million, compared to $7.1 million for the corresponding prior-year period.
•Adjusted earnings before interest, taxes, depreciation and amortization and other non-cash charges (Adjusted EBITDA) for the third quarter of 2022 was $34.3 million compared to $18.8 million for the third quarter of 2021.
David R. Little, Chairman and CEO remarked, “Thanks to solid execution by our employees, DXP posted strong record sales results for our third quarter of 2022. Our sales growth is being fueled by diversifying into new markets, selling innovative products in new and existing markets, and helping our customers with environmental projects. Our acquisition strategy is focused on stable essential markets that are environmentally friendly. Our results are improving with 33.8 percent year-over-year and 5.3 percent sequential sales growth and 9 percent Adjusted EBITDA margins. During the third quarter, we continued to have strong organic growth within Supply Chain Services, solid organic growth in Service Centers and a meaningful increase in Innovative Pumping Solutions. For the third quarter, sales were $260.1 million for Service Centers, $68.2 million for Supply Chain Services and $59.0 million for Innovative Pumping Solutions. Thank you to all our customers and congratulations to our DXPeople for our record results."

Kent Yee, CFO, remarked, “Our third quarter sales established a new high watermark for DXP. Our third quarter year-over-year and sequential financial results continue to reflect the growth we have been experiencing and reflect our financial goals to grow organically and through acquisition. We are diversifying our end markets and business model exposure. While we face uncertainties going into next year, we remain very confident in our team, our balanced business, a strong balance sheet, and our ability to continue building and strengthening DXP through key initiatives and acquisitions. We expect to deliver exceptional performance and growth in the years ahead. Total debt outstanding as of September 30, 2022 was $364.8 million. DXP's secured leverage ratio or net debt to EBITDA ratio was 2.86:1.0 with a covenant EBITDA of $121.8 million for the last twelve months ending September 30, 2022. We expect to finish 2022 with strong momentum.”
Non-GAAP Financial Measures
DXP supplements reporting of net income with non-GAAP measurements, including EBITDA, Adjusted EBITDA, free cash flow, non-GAAP net income and net debt. This supplemental information should not be considered in isolation or as a substitute for the unaudited GAAP measurements. Additional information regarding EBITDA, Adjusted EBITDA, free cash flow and non-GAAP net income referred to in this press release are included below under "Unaudited Reconciliation of Non-GAAP Financial Information".

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS
The Company believes EBITDA provides additional information about: (i) operating performance, because it assists in comparing the operating performance of the business, as it removes the impact of non-cash depreciation and amortization expense as well as items not directly resulting from core operations such as interest expense and income taxes and (ii) the performance and the effectiveness of operational strategies. Additionally, EBITDA performance is a component of a measure of the Company’s financial covenants under its credit facility. Furthermore, some investors use EBITDA as a supplemental measure to evaluate the overall operating performance of companies in the industry. Management believes that some investors’ understanding of performance is enhanced by including this non-GAAP financial measure as a reasonable basis for comparing ongoing results of operations. By providing this non-GAAP financial measure, together with a reconciliation from net income, the Company believes it is enhancing investors’ understanding of the business and results of operations, as well as assisting investors in evaluating how well the Company is executing strategic initiatives. Free Cash Flow reconciles to the most directly comparable GAAP financial measure of cash flows from operations as provided below. We believe Free Cash Flow is an important liquidity metric because it measures, during a given period, the amount of cash generated that is available to fund acquisitions, make investments, repay debt obligations, repurchase company shares, and for certain other activities.

About DXP Enterprises, Inc.
DXP Enterprises, Inc. is a leading products and service distributor that adds value and total cost savings solutions to industrial customers throughout the United States, Canada and Dubai. DXP provides innovative pumping solutions, supply chain services and maintenance, repair, operating and production ("MROP") services that emphasize and utilize DXP’s vast product knowledge and technical expertise in rotating equipment, bearings, power transmission, metal working, industrial supplies and safety products and services. DXP's breadth of MROP products and service solutions allows DXP to be flexible and customer-driven, creating competitive advantages for our customers. DXP’s business segments include Service Centers, Innovative Pumping Solutions and Supply Chain Services. For more information, go to www.dxpe.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe-harbor” for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made by or to be made by the Company) contains statements that are forward-looking. These forward-looking statements include without limitation those about the Company’s expectations regarding the impact of the COVID-19 pandemic and the impact of low commodity prices of oil and gas; the Company's expectations regarding the filing of the Form 10-Q; the description of the anticipated changes in the Company's consolidated balance sheet and the results of operations and the Company's assessment of the impact of such anticipated changes; the Company’s business, the Company’s future profitability, cash flow, liquidity, and growth. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future; and accordingly, such results may differ from those expressed in any forward-looking statement made by or on behalf of the Company. These risks and uncertainties include, but are not limited to; decreases in oil and natural gas prices; decreases in oil and natural gas industry expenditure levels, which may result from decreased oil and natural gas prices or other factors; inability of the Company or its independent auditors to complete the work necessary in order to file the Form 10-Q, in the expected time frame; unanticipated changes to the Company's operating results in the Form 10-Q as filed or in relation to prior periods, including as compared to the anticipated changes stated here; unanticipated impact of such changes and its materiality; ability to obtain needed capital, dependence on existing management, leverage and debt service, domestic or global economic conditions, economic risks related to the impact of COVID-19, ability to manage changes and the continued health or availability of management personnel and changes in customer preferences and attitudes. In some cases, you can identify forward-looking statements by terminology such as, but not limited to, “may,” “will,” “should,” “intend,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “goal,” or “continue” or the negative of such terms or other comparable terminology. For more information, review the Company’s filings with the Securities and Exchange Commission. More information on these risks and other potential factors that could affect the Company’s business and financial results is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

DXP ENTERPRISES, INC. AND SUBSIDIARIES UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS ($ thousands, except for share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

Sales	$387,314	$289,494	$1,074,537	$820,772
Cost of sales	275,681	202,551	763,758	576,921
Gross profit	111,633	86,943	310,779	243,851
Selling, general and administrative expenses	85,094	75,758	236,761	211,587
Operating income	26,539	11,185	74,018	32,264
Other (income) loss	1,565	(450)	2,941	(985)
Interest expense	6,833	5,264	17,610	15,844
Income before income taxes	18,141	6,371	53,467	17,405
Provision for income taxes	5,097	(565)	13,402	2,380
Net income	13,044	6,936	40,065	15,025
Net income (loss) attributable to NCI*	(885)	(189)	(938)	(590)
Net income attributable to DXP Enterprises, Inc.	13,929	7,125	41,003	15,615
Preferred stock dividend	22	23	67	68
Net income attributable to common shareholders	$13,907	$7,102	$40,936	$15,547

Diluted earnings per share attributable to DXP Enterprises, Inc.	$0.71	$0.36	$2.10	$0.78

Weighted average common shares and common equivalent shares outstanding	19,660	19,550	19,552	19,900

*NCI represents non-controlling interest

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

Business segment financial highlights:

•Service Centers’ revenue for the third quarter was $260.1 million, a 3.6 percent sequential increase and an increase of 22.4 percent year-over-year with a 13.7 percent operating income margin.
•Innovative Pumping Solutions’ revenue for the third quarter was $59.0 million, a sequential increase of 2.2 percent and an increase of 62.0 percent year-over-year with a 12.4 percent operating income margin.
•Supply Chain Services’ revenue for the third quarter was $68.2 million, a 15.7 percent sequential increase and an increase of 68.3 percent year-over-year with a 7.8 percent operating income margin.

SEGMENT DATA
($ thousands, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
Sales	2022	2021	2022	2021
Service Centers	$260,083	$212,539	$729,977	$608,542
Innovative Pumping Solutions	59,044	36,440	169,890	96,411
Supply Chain Services	68,187	40,515	174,670	115,819
Total DXP Sales	$387,314	$289,494	$1,074,537	$820,772

	Three Months Ended September 30,		Nine Months Ended September 30,
Operating Income	2022	2021	2022	2021
Service Centers	$35,718	$29,381	$95,437	$77,819
Innovative Pumping Solutions	7,327	277	23,122	6,027
Supply Chain Services	5,332	3,181	14,311	8,991
Total segments operating income	$48,377	$32,839	$132,870	$92,837

Reconciliation of Operating Income for Reportable Segments
($ thousands, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Operating income for reportable segments	$48,377	$32,839	$132,870	$92,837
Adjustment for:
Amortization of intangibles	5,132	4,238	13,958	12,690
Corporate expenses	16,706	17,416	44,894	47,883
Total operating income	$26,539	$11,185	$74,018	$32,264
Interest expense	6,833	5,264	17,610	15,844
Other (income) loss	1,565	(450)	2,941	(985)
Income before income taxes	$18,141	$6,371	$53,467	$17,405

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

Unaudited Reconciliation of Non-GAAP Financial Information
($ thousands)

The following table is a reconciliation of EBITDA and Adjusted EBITDA, non-GAAP financial measures, to income before taxes, calculated and reported in accordance with U.S. GAAP.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Income before income taxes	$18,141	$6,371	$53,467	$17,405
Plus: interest expense	6,833	5,264	17,610	15,844
Plus: depreciation and amortization	7,493	6,486	21,325	20,070
EBITDA	$32,467	$18,121	$92,402	$53,319

Plus: NCI income (loss) before tax*	$159	$190	$433	$787
Plus: One-time non-cash loss	1,193	—	1,193	—
Plus: stock compensation expense	505	514	1,368	1,354
Adjusted EBITDA	$34,324	$18,825	$95,396	$55,460
* NCI represents non-controlling interest

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

DXP ENTERPRISES, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
($ thousands)

	September 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash	$16,972	$48,989
Restricted cash	91	91
Accounts receivable, net of allowances for doubtful accounts	283,522	218,137
Inventories	131,290	100,894
Costs and estimated profits in excess of billings	30,122	17,193
Prepaid expenses and other current assets	11,652	9,522
Income taxes receivable	652	9,748
Total current assets	$474,301	$404,574
Property and equipment, net	46,657	51,880
Goodwill	332,988	296,541
Other intangible assets, net of accumulated amortization	84,516	79,205
Operating lease right-of-use assets	54,054	57,221
Other long-term assets	3,559	4,806
Total assets	$996,075	$894,227

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of debt	$43,906	$3,300
Trade accounts payable	97,947	77,842
Accrued wages and benefits	27,455	23,006
Customer advances	25,496	12,924
Billings in excess of costs and estimated profits	4,265	3,581
Federal income taxes payable	587	0
Current-portion operating lease liabilities	17,526	18,203
Other current liabilities	28,679	42,206
Total current liabilities	$245,861	$181,062
Long-term debt, less unamortized debt issuance costs	313,739	315,397
Long-term operating lease liabilities	37,279	39,922
Other long-term liabilities	4,637	3,603
Deferred income taxes	8,947	7,516
Total long-term liabilities	$364,602	$366,438
Total Liabilities	$610,463	$547,500
Equity:
Total DXP Enterprises, Inc. equity	386,497	346,674
Non-controlling interest	(885)	53
Total Equity	$385,612	$346,727
Total liabilities and equity	$996,075	$894,227

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

Unaudited Reconciliation of Non-GAAP Financial Information
($ thousands)

The following table is a reconciliation of free cash flow, a non-GAAP financial measure, to cash flow from operating activities, calculated and reported in accordance with U.S. GAAP.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

Net cash from operating activities	$(3,432)	$6,625	$2,256	$22,831
Less: purchases of property and equipment	(1,578)	(1,458)	(3,426)	(2,984)
Plus: proceeds from sales of property & equipment	—	—	—	1,297
Free cash flow	$(5,010)	$5,167	$(1,170)	$21,144

Note: Supplemental non-cash items include share repurchases which have been excluded.

The following table is a reconciliation of adjusted net income, a non-GAAP financial measure, to net income, calculated and reported in accordance with U.S. GAAP.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

GAAP Net Income:	$13,907	$7,102	$40,936	$15,547
One-time non-cash loss	1,193	—	1,193	—
Adjustment for taxes*	299	—	299	—
Non-GAAP net income	$15,399	$7,102	$42,428	$15,547

Diluted earnings per share:
GAAP	$0.71	$0.36	$2.10	$0.78
Non-GAAP	$0.78	$0.36	$2.17	$0.78
* Adjustment for taxes relates to the tax effects of the adjustments that we incorporate into non-GAAP measures in order to provide a more meaningful measure on non-GAAP net income. For tax purposes the year-to-date effective tax rate of 25.1 percent was applied to the one-time non-cash loss for conservative purposes.